                                                                   EXHIBIT 99.2


               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The Unaudited Pro Forma Combined Financial Statements are based on the historical presentation of the consolidated financial statements of Medaphis and the historical presentation of the consolidated financial statements of HDS. The Unaudited Pro Forma Combined Statements of Operations for the years ended December 31, 1993, 1994 and 1995 and the three months ended March 31, 1996 give effect to (i) the Merger as if it had occurred on January 1, 1993 and (ii) certain pro forma adjustments related to the Atwork, MMS, Rapid Systems and BSG mergers. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1995 also gives effect to the 1995 acquisitions, which include the acquisition of Medical Management, Inc., Medical Billing Service, Computers Diversified, Inc. and The Receivables Management Division of MedQuist Inc. (the "1995 Acquisitions") as if each had occurred as of January 1, 1995. The Unaudited Pro Forma Combined Balance Sheet as of March 31, 1996 gives effect to the Merger as if it had occurred on March 31, 1996. The Unaudited Pro Forma Combined Financial Statements do not include the effects of the Decisions Support Group, Medical Office Consultants, Inc., Consort Technologies, Inc. ("Consort"), Billing and Professional Services, Inc., The Halley Exchange, Inc., Medical Management Computer Sciences, Inc., CBT Financial Services, Inc., Intelligent Visual Computing, Inc. and The MEDICO Group, Ltd. acquisitions, as they are not considered significant individually or in the aggregate.

     The Merger is to be accounted for under the pooling-of-interests method of accounting. Each of the 1995 Acquisitions has been accounted for under the purchase method of accounting. The total purchase price for each of these acquisitions has been allocated to tangible and identifiable intangible assets and liabilities based upon management's estimate of their respective fair market values with the excess of cost over the fair value of net assets acquired allocated to goodwill. The allocation of the purchase price for certain of the 1995 Acquisitions is subject to revision when additional information concerning asset and liability valuation is obtained. Management believes the asset and liability valuations utilized for these acquisitions will not be materially different from the pro forma information presented herein.

     For purposes of preparing the Unaudited Pro Forma Combined Statements of Operations for the years ended December 31, 1993 and 1994, HDS's operating results for the years ended March 31, 1994 and 1995 were combined with Medaphis' operating results for the years ended December 31, 1993 and 1994, respectively. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1995 was prepared by combining Medaphis' 1995 operating results with HDS's 1995 operating results, which were restated to a calendar year basis. Accordingly, HDS's operating results for the three months ended March 31, 1995 were duplicated in each of the years ended December 31, 1994 and 1995. HDS's revenues and net income for that three-month period were $12,716,000 and $6,314,000, respectively.

     Each of the Unaudited Pro Forma Combined Statements of Operations includes the historical operating results of each of the acquired companies included therein from the beginning of the period covered by such statement until the earlier of the date of acquisition or the end of the period covered by such statement.

     The Unaudited Pro Forma Combined Financial Statements do not purport to be indicative of the results that actually would have been obtained if the combined operations had been conducted during the periods presented and they are not necessarily indicative of operating results to be expected in future periods. The Unaudited Pro Forma Combined Financial Statements and notes thereto should be read in conjunction with the supplemental consolidated financial statements and notes thereto of Medaphis, which are incorporated herein by reference, and the historical financial statements and notes thereto of HDS, which are included elsewhere herein, and the historical financial statements and notes thereto of certain of the companies acquired in the 1995 Acquisitions, which are contained in certain documents incorporated herein by reference.

     Medaphis has restated its supplemental consolidated financial statements for the three months and year ended December 31, 1995, and as of March 31, 1996. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 unaudited pro forma combined financial statements in the Company's Current Report on Form 8-K dated June 29, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

        For additional information, the reader may wish to refer to the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A-2 dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A dated February 8, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated March 13, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated April 3, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 6, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 1996 filed on January 10, 1997 and the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 filed on January 10, 1997.

                          UNAUDITED PRO FORMA COMBINED
                            STATEMENTS OF OPERATIONS

                                                              YEAR ENDED DECEMBER 31, 1993
                                        ------------------------------------------------------------------------
                                                                   MEDAPHIS                  HDS
                                                    PRO FORMA      PRO FORMA              PRO FORMA    PRO FORMA
                                        MEDAPHIS   ADJUSTMENTS     COMBINED    HDS(9)    ADJUSTMENTS   COMBINED
                                        --------   -----------     ---------   -------   -----------   ---------
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue...............................  $259,575     $    --       $259,575    $19,763       $--       $279,338
Salaries and wages....................   158,703      (8,689)(1)    150,014      5,670        --        155,684
Other operating expenses..............    66,412          --         66,412      5,157        --         71,569
Depreciation..........................     6,960          --          6,960        232        --          7,192
Amortization..........................     5,317          --          5,317      2,561        --          7,878
Interest expense, net.................     6,517          --          6,517         56        --          6,573
Restructuring and other charges.......        --          --             --         --        --             --
                                        --------   -----------     ---------   -------   -----------   ---------
         Total expenses...............   243,909      (8,689)       235,220     13,676        --        248,896
Income (loss) before taxes............    15,666       8,689         24,355      6,087        --         30,442
Income taxes..........................     7,049       4,655(5)      11,704         --        --         11,704
                                        --------   -----------     ---------   -------   -----------   ---------
Net income (loss).....................  $  8,617     $ 4,034       $ 12,651    $ 6,087       $--         18,738
                                        =========  ===========     ==========  =======   ===========   ==========
Net income per common share...........  $   0.19                   $   0.28                                0.36
                                        =========                  ==========                          ==========
Weighted average shares outstanding...    45,505                     45,505      6,540                   52,045 (6)
                                        =========                  ==========  =======                 ==========

                                                               YEAR ENDED DECEMBER 31, 1994
                                          ----------------------------------------------------------------------
                                                                   MEDAPHIS                  HDS
                                                      PRO FORMA    PRO FORMA              PRO FORMA    PRO FORMA
                                          MEDAPHIS   ADJUSTMENTS   COMBINED    HDS(9)    ADJUSTMENTS   COMBINED
                                          --------   -----------   ---------   -------   -----------   ---------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue.................................  $376,870     $    --     $376,870    $22,115       $--       $398,985
Salaries and wages......................   221,575      (6,716)(1)  214,859      5,402        --        220,261
Other operating expenses................    90,836          --       90,836      4,589        --         95,425
Depreciation............................     9,269          --        9,269        114        --          9,383
Amortization............................     7,748          --        7,748      2,943        --         10,691
Interest expense, net...................     5,896          --        5,896         30        --          5,926
Restructuring and other charges.........     1,905          --        1,905         --        --          1,905
                                          --------   -----------   ---------   -------   -----------   ---------
         Total expenses.................   337,229      (6,716)     330,513     13,078        --        343,591
Income (loss) before taxes..............    39,641       6,716       46,357      9,037        --         55,394
Income taxes............................    13,155       5,147(5)    18,302      3,000        --         21,302
                                          --------   -----------   ---------   -------   -----------   ----------
Net income (loss).......................  $ 26,486     $ 1,569     $ 28,055    $ 6,037       $--       $ 34,092
                                          =========  ===========   ==========  =======   ===========   ==========
Net income per common share.............  $   0.48                 $   0.51                            $   0.56
                                          =========                ==========                          ==========
Weighted average shares outstanding.....    54,623                   54,623      6,540                   61,163 (6)
                                          =========                ==========  =======                 ==========

                          UNAUDITED PRO FORMA COMBINED
                            STATEMENTS OF OPERATIONS

                                                           YEAR ENDED DECEMBER 31, 1995
                        ------------------------------------------------------------------------------------------------
                                                                           MEDAPHIS                  HDS
                             MEDAPHIS         PRIOR        PRO FORMA       PRO FORMA              PRO FORMA    PRO FORMA
                        (AS RESTATED)(10)  ACQUISITIONS   ADJUSTMENTS      COMBINED    HDS(9)    ADJUSTMENTS   COMBINED
                             --------      ------------   -----------      ---------   -------   -----------   ---------
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue.................     $547,706        $ 22,679       $    --        $ 570,385   $22,249     $    --     $ 592,634
Salaries and wages......      320,057          10,794        (2,925)(1)      327,926     5,330          --       333,256
Other operating
  expenses..............      132,144           6,586            --          138,730    10,091          --       148,821
Depreciation............       14,346             628            --           14,974        85          --        15,059
Amortization............       14,753             580            75(2)        15,408     3,135          --        18,543
Interest expense, net...       10,417             (16)        1,787(3)        12,188      (201)         --        11,987
Restructuring and other
  charges...............       54,950              --          (750)(4)       54,200        --          --        54,200
                             --------      ------------   -----------      ---------   -------   -----------   ---------
      Total expenses....      546,667          18,572        (1,813)         563,426    18,440          --       581,866
Income (loss) before
  taxes.................        1,039           4,107         1,813            6,959     3,809          --        10,768
Income taxes............        3,487              --         5,648(5)         9,135     1,524                    10,659
                             --------      ------------   -----------      ---------   -------   -----------   ---------
Net income (loss).......     $ (2,448)       $  4,107       $(3,835)       $  (2,176)  $ 2,285     $    --     $     109
                             ========       =========     =========         ========   =======   =========      ========
Net income per common
  share.................     $  (0.04)                                     $   (0.04)                           $   0.00
                             ========                                       ========                            ========
Weighted average shares
  outstanding...........       61,520                                         61,520     6,540                    68,060(6)
                             ========                                       ========   =======                  ========

                                                    THREE MONTHS ENDED MARCH 31, 1996
                                 ------------------------------------------------------------------------
                                                             MEDAPHIS                 HDS
                                             PRO FORMA       PRO FORMA             PRO FORMA    PRO FORMA
                                 MEDAPHIS   ADJUSTMENTS      COMBINED    HDS(9)   ADJUSTMENTS   COMBINED
                                 --------   -----------      ---------   ------   -----------   ---------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue......................... $159,869      $  --         $ 159,869   $3,743     $    --     $ 163,612
Salaries and wages..............   88,963         --            88,963    1,564          --        90,527
Other operating expenses........   38,618         --            38,618      760          --        39,378
Depreciation....................    4,917         --             4,917       33          --         4,950
Amortization....................    4,023         --             4,023      886          --         4,909
Interest expense, net...........    2,242         --             2,242     (137)         --         2,105
Restructuring and other
  charges.......................      150         --               150       --          --           150
                                 --------   -----------      ---------   ------     ---------   ---------
          Total expenses........  138,913         --           138,913    3,106          --       142,019
Income (loss) before taxes......   20,956         --            20,956      637          --        21,593
Income taxes....................    8,613       (354)(5)         8,259      255          --         8,514
                                 --------   -----------      ---------   ------     ---------   ---------
Net income (loss)............... $ 12,343      $ 354         $  12,697   $  382     $    --        13,079
                                 ========   =========         ========   ======     =======      ========
Net income per common share..... $   0.18                    $    0.18                          $    0.17
                                 ========                     ========                           ========
Weighted average shares
  outstanding...................   69,164                       69,164    6,540                    75,704
                                 ========                     ========   ======                  ========

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                                      MARCH 31, 1996
                                                --------------------------------------------------------
                                                                                 HDS PRO
                                                     MEDAPHIS                     FORMA        PRO FORMA
                                                (AS RESTATED)(10)    HDS(9)    ADJUSTMENTS     COMBINED
                                                -----------------   --------   -----------     ---------
                                                                         (IN THOUSANDS)
                                                      ASSETS
Current Assets:
  Cash and cash equivalents........................  $  3,308       $ 14,167     $    --       $  17,475
  Restricted cash..................................    16,473             --          --          16,473
  Accounts receivable, billed......................    95,311          7,544          --         102,855
  Accounts receivable, unbilled....................    84,174         10,834          --          95,008
  Other............................................    17,757            106          --          17,863
                                                     --------       --------   -----------     ---------
                                                      217,023         32,651          --         249,674
Property and equipment.............................   120,202            687          --         120,889
Intangible assets..................................   462,508          7,768          --         470,276
Other..............................................     4,039         13,937          --          17,976
                                                     --------       --------   -----------     ---------
                                                     $803,772       $ 55,043     $    --       $ 858,815
                                                     ========       ========   =========        ========
                                     LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
  Accounts payable.................................  $  9,431       $  5,244     $    --       $  14,675
  Accrued compensation.............................    30,865            992          --          31,857
  Accrued expenses.................................    59,528          2,726       4,750(7)       67,004
  Current portion of long-term debt................    10,651             --          --          10,651
                                                     --------       --------   -----------     ---------
          Total current liabilities................   110,475          8,962       4,750         124,187
Long-term debt.....................................   191,823             --          --         191,823
Other obligations..................................    17,710             --          --          17,710
Deferred income taxes..............................    20,658          1,300          --          21,958
Convertible subordinated debentures................        --             --          --              --
                                                     --------       --------   -----------     ---------
          Total liabilities........................   340,666         10,262       4,750         355,678
Stockholders' Equity:
  Preferred Stock..................................        16            366        (366)(8)          16
  Common stock.....................................       609            274        (213)(8)         670
  Paid-in capital..................................   454,387         42,134         579(8)      497,100
  Retained earnings (accumulated deficit)..........     8,094          2,007      (4,750)(7)       5,351
                                                     --------       --------   -----------     ---------
          Total stockholders' equity...............   463,106         44,781      (4,750)        503,137
                                                     --------       --------   -----------     ---------
                                                     $803,772       $ 55,043     $    --       $ 858,815
                                                     ========       ========   =========        ========

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     (1) The pro forma adjustment to salaries and wages represents the elimination of distributions that are non-recurring net of the compensation expected to be paid to the former shareholders of Atwork and shareholders and executive officers of MMS and the companies acquired in certain of the 1995 Acquisitions pursuant to employment contracts with Medaphis.

     (2) The pro forma adjustment to amortization expense represents the change in amortization expense recorded in conjunction with the 1995 Acquisitions, which results from the adjustments to intangible assets recorded as part of the purchase price allocations and conforming the historical amortization policies to those of Medaphis, whereby goodwill is amortized using the straight-line method generally over 25-40 years, client lists are amortized over their estimated useful lives of 7-20 years and capitalized software is amortized over its estimated useful life of 4-7 years.

     (3) The pro forma adjustment to interest expense represents the interest expense on indebtedness incurred by Medaphis (which accrued at an annual rate of approximately 7.75% in 1995) in connection with the 1995 Acquisitions, net of reductions in interest expense for obligations not assumed by Medaphis or for obligations that Medaphis assumed and refinanced under the Medaphis Senior Credit Facility to obtain lower interest rates.

     (4) The pro forma adjustment to restructuring and other charges represents the elimination of distributions that are non-recurring net of the compensation to be paid to the former shareholders of Atwork pursuant to employment contracts with Medaphis.

     (5) The pro forma adjustment to income taxes represents (i) the imputed tax expense on the operating results of Atwork, MMS, Consort, Rapid Systems and a company acquired by BSG prior to BSG's merger with Medaphis, at statutory rates in effect during the periods presented (as Atwork, MMS, Consort, Rapid Systems and such company acquired by BSG were "S" corporations for income tax purposes and therefore did not provide for federal income taxes), (ii) the tax impact of applying Medaphis' pro forma effective tax rate to the income of certain of the 1995 Acquisitions (which were not "S" corporations for income tax purposes) as well as the pro forma adjustments and (iii) the reversal of the adjustment recorded to historical income taxes for the change in the tax status of Atwork, MMS and Consort in 1995.

     (6) The pro forma weighted average shares outstanding give effect to the additional shares of Medaphis Common Stock to be issued and common stock equivalents assumed in connection with the Merger.

     (7) The pro forma adjustment to accrued expenses and retained earnings represents the estimated costs associated with the Merger.

     (8) The pro forma adjustments to preferred stock, common stock and paid-in capital represent the adjustments necessary to give effect to the issuance of Medaphis Common Stock to effect the Merger.

     (9) Certain HDS amounts have been reclassified in order to conform to Medaphis' presentation.

     (10) Medaphis has restated its supplemental consolidated financial statements for the three months and year ended December 31, 1995, and as of March 31, 1996. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 unaudited pro forma combined financial statements in the Company's Current Report on Form 8-K dated June 29, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.